UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2018

ENBRIDGE ENERGY MANAGEMENT, L.L.C.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-31383	61-1414604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court

Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

(713) 627-5400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 20, 2018, Enbridge Inc. (“Enbridge”) completed its previously announced acquisition of Enbridge Energy Management, L.L.C. (“EEQ”) pursuant to that certain Agreement and Plan of Merger, dated as of September 17, 2018 (the “Merger Agreement”), by and among EEQ, Enbridge, Winter Acquisition Sub I, Inc. (“Merger Sub”) and, solely for the purposes of Article I, Section 2.4 and Article X, Enbridge Energy Company, Inc. Pursuant to the Merger Agreement, Merger Sub merged with and into EEQ, with EEQ continuing as the surviving entity and a direct wholly owned subsidiary of Enbridge (the “Merger”).

As a result of the Merger, each Listed Share of EEQ representing limited partner interests in EEQ (each, an “EEQ Listed Share”) issued and outstanding immediately prior to the effective time of the Merger (excluding certain “Excluded Shares,” as defined in the Merger Agreement) was converted into the right to receive from Enbridge 0.335 of a common share of Enbridge (“Enbridge Share” and such consideration, the “Merger Consideration”).

Enbridge issued [●] Enbridge Shares in connection with the Merger. The issuance of the Enbridge Shares in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Enbridge’s registration statement on Form S-4 (Reg No. 333-227768), declared effective by the Securities and Exchange Commission on November 9, 2018. The proxy statement/prospectus included in the registration statement contains additional information about the Merger.

The foregoing description of the Merger Agreement, the Merger and the other transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, incorporated by reference to Exhibit 2.1 to EEQ’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2018.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, EEQ notified the New York Stock Exchange (“NYSE”) that each outstanding EEQ Listed Share (other than Excluded Shares) was converted into the right to receive the Merger Consideration and requested that NYSE withdraw the listing of the EEQ Listed Shares. Upon EEQ’s request, the NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the EEQ Listed Shares. The EEQ Listed Shares ceased being traded prior to the opening of the market on December 20, 2018, and will no longer be listed on NYSE. In addition, EEQ intends to file with the SEC a Form 15 requesting that the reporting obligations of EEQ under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), be suspended with respect to the EEQ Listed Shares.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

At the effective time of the Merger and as further described in the Merger Agreement, each EEQ Listed Share (excluding Excluded Shares) was converted into the right to receive the Merger Consideration. In connection with the Merger and at the effective time of the Merger, holders of EEQ Listed Shares immediately prior to such time (other than holders of Excluded Shares) ceased to have any rights as shareholders in EEQ (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01 Changes in Control of Registrant

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

As a result of the consummation of the Merger, at the effective time of the Merger, Merger Sub merged with and into EEQ, with EEQ continuing as the surviving entity and a direct wholly owned subsidiary of Enbridge.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

At the effective time of the Merger, Jeffrey A. Connelly, Dan A. Westbrook, William S. Waldheim, J. Richard Bird, J. Herbert England, Mark A. Maki and John K. Whelen resigned from the board of directors of EEQ.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 20, 2018, pursuant to the terms of the Merger Agreement, EECI, as the sole voting shareholder of EEQ, executed Amendment No. 3 to the Amended and Restated Limited Liability Company of EEQ (the “LLCA Amendment”), which became effective immediately prior to the Effective Time. The LLCA Amendment enfranchises the EEQ Listed Shares, with each EEQ Listed Share entitled to one vote per share, by providing that the holders of the EEQ Listed Shares would be entitled to vote with the holders of the Voting Shares as a single class on certain matters, including the election or removal of directors and any further amendments of the EEQ Limited Liability Company Agreement.

The above description of the LLCA Amendment does not purport to be complete and is subject to, and qualified entirely by, the full text of the LLCA Amendment, which is filed as Exhibit 3.1 hereto.

Item 7.01 Regulation FD Disclosure.

On December 20, 2018, Enbridge, EEP and EEQ issued a joint press release announcing the consummation of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 17, 2018, by among Enbridge Energy Management, L.L.C., Enbridge Inc., Winter Acquisition Sub I, Inc. and, solely for the purposes of Articles I, Section 2.4 and X, Enbridge Energy Company, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Enbridge Energy Management, L.L.C., filed with the Securities and Exchange Commission on September 19, 2018).

3.1	Amendment No. 3, dated as of December 20, 2018, to the Amended and Restated Limited Liability Company Agreement of Enbridge Energy Management, L.L.C., dated as of October 17, 2002.

99.1	Joint Press Release of Enbridge Inc., Enbridge Energy Partners, L.P. and Enbridge Energy Management, L.L.C., dated as of December 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C. as delegate of Enbridge Energy Company, Inc., its General Partner

Date: December 20, 2018	By:	/s/ Allen C. Capps
Allen C. Capps
Controller (Duly Authorized Officer)